97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Mechanics Bancorp Third Quarter Earnings Presentation October 28, 2026 Seattle, WA San Francisco, CA Los Angeles, CA 1

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 FORWARD-LOOKING STATEMENTS AND OTHER This presentation and statements made by representatives of Mechanics Bancorp (“Mechanics” or the “Company”) during the course of this presentation include “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such statements. Such forward-looking statements include, but are not limited to, statements concerning such things as the Company’s outlook, business strategy, financial condition, efforts to make strategic acquisitions, integration activities and outlook, liquidity and sources of funding, market trends, operations and business, stock repurchases, dividend payments, and the Company’s other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as “anticipates,” “believes,” “building,” “continue,” “could,” “drive,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “might,” “outlook,” “plan,” “probable,” “projects,” “seeks,” “should,” “track,” “target,” “view” or “would” or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: substantial non-recurring and integration costs, which may be greater than anticipated due to unexpected events; failure to realize the anticipated benefits of the HomeStreet merger; our ability to effectively manage our expanded operations; negative developments and events impacting the financial services industry; the soundness of other financial institutions; our ability to maintain sufficient liquidity, or an increase in the cost of liquidity; unpredictable economic, market and business conditions; interest rate risk, and fluctuations in interest rates; inflationary pressures and rising prices; adverse changes in real estate market values; the impact of climate change, including indirectly through impacts on our customers; the adequacy of our allowances for credit losses for loans and debt securities; incurring losses in our loan portfolio despite strict adherence to our underwriting practices; fluctuations in our mortgage origination business based upon seasonal and other factors; our geographic concentration, which may magnify the adverse effects and consequences of any regional or local economic downturn; the accuracy of independent appraisals to determine the value of the real estate that secures a substantial portion of our loans; the ability of our small- to medium-sized borrowers to weather adverse business developments; our ability to fully identify and mitigate exposure to the various risks that we face, including interest rate, credit, liquidity and market risk; our ability to mitigate our exposure to interest rate risk; negative publicity regarding us, or financial institutions in general; environmental liability risk associated with our lending activities; our ability to manage risks associated with new lines of business, products, product enhancements and services; our ability to adapt our services to changes in the marketplace related to mortgage servicing or origination, technology or in changes in the requirements of governmental authorities and customers; our ability to develop, implement and maintain an effective system of internal control over financial reporting; the potential that we may identify material weaknesses in our internal control over financial reporting in the future, which may result in material misstatements of our financial statements; the potential that we may write off goodwill and other intangible assets resulting from business combinations; dependence on our management team; exposure to fraudulent and negligent acts by our customers and the parties they do business with, as well as from employees, contractors and vendors; legal claims and litigation, including potential securities law liabilities; employee class action lawsuits or other legal proceedings; our ability to raise additional capital, if needed; competition from other financial institutions and financial service companies; regulatory restrictions that may delay, impede or prohibit our ability to consider certain acquisitions and opportunities; extensive supervision and regulation that could restrict our activities and impose financial requirements or limitations on the conduct of our business and limit our ability to generate income; our ability to comply with stringent capital requirements; the impact of federal and state regulators’ examination of our business; our ability to comply with the Bank Secrecy Act and other anti-money laundering statutes and regulations; our reliance on dividends from Mechanics Bank; our ability to raise debt or capital to pay off our debts upon maturity; our level of indebtedness following the completion of the HomeStreet merger; increasing and continually evolving cybersecurity and other technological risks; our ability to adapt to rapid technological change; our ability to effectively implement new technological solutions or enhancements to existing systems or platforms; our ability to manage risks and challenges relating to the development and use of artificial intelligence; our dependence on our computer and communications systems; our ability to effectively manage and aggregate data; Ford Financial Funds and their controlled affiliates control approximately 77% of the voting power of Mechanics, and have the ability to elect all of our directors and control most other matters submitted to our shareholders for approval; we are a “controlled company” within the meaning of the rules of Nasdaq, and, as a result, we qualify for, and rely on, exemptions from certain corporate governance standards; future sales of shares by existing shareholders could cause our stock price to decline; our reliance on certain entities affiliated with the Ford Financial Funds for services; reduced disclosure requirements as a smaller reporting company; and certain of our shareholders have registration rights, the exercise of which could adversely affect the trading price of our common stock. Disclaimer 2

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Disclaimer (cont’d) FORWARD-LOOKING STATEMENTS AND OTHER (cont’d) For further discussion of such factors, see the risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q and other reports that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. The information contained herein is preliminary and based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Except as required by law, Mechanics does not undertake an obligation to, and disclaims any duty to, update any of the information herein. Included in this presentation are certain non-GAAP financial measures, such as Core Net Income, Return on Average Tangible Equity, Core Return on Average Tangible Equity, Efficiency Ratio, Core Efficiency Ratio, Tangible Book Value per Share and Tangible Common Equity Ratio, which are designed to complement the financial information presented in accordance with U.S. GAAP as management believes such measures are useful to investors to assess use of equity and financial performance. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP. Please refer to the “Non-GAAP Financial Measures and Reconciliations” section of the appendix of this presentation for additional detail including reconciliations of non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. Presentation of Results – HomeStreet Bank Merger On September 2, 2025, the merger of HomeStreet Bank, the wholly owned subsidiary of Mechanics Bancorp (formerly known as HomeStreet, Inc.) with and into Mechanics Bank, was completed. Mechanics Bank is the accounting acquirer (legal acquiree), HomeStreet Bank is the accounting acquiree and Mechanics Bancorp is the legal acquirer. Mechanics’ financial results for all periods ended prior to September 2, 2025 reflect Mechanics Bank’s historical financial results on a standalone basis and results of the combined company beginning September 2, 2025. In addition, for periods prior to September 2, 2025, the number of shares issued and outstanding, earnings per share, and all references to share quantities or metrics of Mechanics have been retrospectively restated to reflect the equivalent number of shares issued in the merger since the merger was accounted for as a reverse acquisition. As the accounting acquirer, Mechanics Bank remeasured the identifiable assets acquired and liabilities assumed in the merger as of September 2, 2025 at their acquisition date fair values. Adoption of Purchased Seasoned Loans Accounting Standard The Company early adopted Accounting Standards Update (“ASU”) 2025-08, “Financial Instruments–Credit Losses (Topic 326): Purchased Loans,” during the fourth quarter of 2025. This new standard, which the Company elected to early adopt as of January 1, 2025, requires acquired loans that meet certain criteria at acquisition (purchased seasoned loans) to be recognized at their purchase price plus the amount of the allowance for expected credit losses (gross-up approach). As a result, for purchased seasoned loans acquired in the HomeStreet merger, the Company established an allowance for credit losses of $20.3 million at the date of acquisition for these loans and reversed the provision for credit losses recorded in the third quarter of 2025, and recorded it as part of the acquired loans initial amortized cost basis. Required disclosures regarding the impact of the adoption were presented when the Company filed its Annual Report on Form 10-K for the year ended December 31, 2025. In addition, third quarter 2025 results will be retrospectively adjusted when the Company files its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026. The impact of the adoption is reflected in the respective comparative prior period results presented in this presentation for the third and fourth quarter of 2025. General Note The sum of the amounts in tables and charts may not equal the total amounts presented due to rounding. 3

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 ▪ Mechanics Bancorp reported net income of $46.0mm in Q3’26 ▪ Fully diluted EPS of $0.20, BVPS of $11.59 and TBVPS of $7.051 ▪ ROAA of 0.86% and ROATCE of 11.8%1 ▪ $0.25 per share of dividends paid in Q3’26 (Class A) and $1.35 per share of dividends paid YTD (Class A) ▪ As anticipated, Q3’26 was noisy, with several non-core items: ▪ ($32.3mm) loss on AFS securities restructuring ▪ $15.2mm reversal of provision, with $3.2mm related to sale of $417mm of run-off auto loans ▪ ($10.3mm) loss on sale of run-off auto loans ▪ $5.1mm gain on other equity investments, $2.9mm additional bargain purchase gain from the HomeStreet merger and ($0.6mm) of merger expenses ▪ $60.6mm of core net income (core ROAA of 1.14% and core ROATCE of 15.1%)1 ▪ Total assets of $20.9bn, total net loans of $12.9bn, total deposits of $18.0bn and tangible common equity of $1.63bn1 ▪ Core Efficiency Ratio of 54.4%, down from 56.0% in Q2’26 ▪ AOCI decreased $112mm in Q3’26, driven by the sharp increase in interest rates during the quarter ▪ 1.33% cost of deposits in Q3’26 and 1.36% spot cost at 9/30/26 ▪ 3.55% NIM in Q3’26 with 72% L/D ratio ▪ 4bps ($1.4mm) of non-auto NCOs ▪ ACL equal to 1.03% of total loans; 2.24x ACL / NPAs ▪ 14.7% CET1 ratio and 8.7% Tier 1 Leverage ratio Mechanics Bancorp 3rd Quarter 2026 Financial Highlights 4 1 Non-GAAP measure. Refer to section “Non-GAAP Financial Measures and Reconciliations” in the back of this presentation 2 Class A 3rd Quarter 2026 Financial Highlights Condensed Balance Sheet ($ in millions, except per share data) Q3 '26 Q2 '26 Q1 '26 Cash & Investments 6,200$ 6,007$ 5,780$ Net Loans, including HFS 12,887 13,429 13,700 Goodwill & Intangible Assets 934 941 1,049 Other Assets 923 854 860 Total Assets 20,945$ 21,231$ 21,389$ Total Deposits 18,019$ 18,089$ 18,243$ Long-Term Debt and Other Borrowings 132 210 129 Other Liabilities 226 241 226 Total Shareholders' Equity 2,567 2,690 2,791 Total Liabilities & Equity 20,945$ 21,231$ 21,389$ Book value per share 11.59$ 12.15$ 12.61$ Tangible book value per share 1 7.05$ 7.56$ 7.53$ Condensed Income Statement (in thousands, except per share data) Q3 '26 Q2 '26 Q1 '26 Net Interest Income 174,901$ 177,173$ 179,045$ Provision / (Reversal of Provision) (15,183) (2,767) 7,767 Non-Interest Income (13,433) 23,796 21,020 Non-Interest Expense 114,192 124,474 130,427 Pre-Tax Income 62,459$ 79,262$ 61,871$ Taxes 16,468 21,561 17,781 Net Income 45,992$ 57,701$ 44,090$ Diluted weighted-average shares outstanding 2 221,503 221,338 221,203 Diluted earnings per share 2 0.20$ 0.25$ 0.19$ Financial Ratios Q3 '26 Q2 '26 Q1 '26 ROAA 0.86% 1.09% 0.82% ROATCE 1 11.8% 14.4% 11.1% Core ROATCE 1 15.1% 14.7% 13.2% Net Interest Margin 3.55% 3.62% 3.61% Core Efficiency Ratio 1 54.4% 56.0% 59.2% Ending FTE 1,768 1,756 1,890 Loans to Deposits 72% 75% 76% Cost of Deposits 1.33% 1.25% 1.28% Common Equity Tier 1 Ratio 14.7% 14.4% 13.9%

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Mechanics Bancorp Strategic Update 5 ➢ We had a very noisy third quarter, with several non-core items: ➢ At the end of July, we sold $308mm of AFS securities yielding 1.78% at a $32.3mm pre-tax loss and re-invested the net proceeds in mortgage-backed securities yielding 5.50%, with an expected earnback of 4-5 years ➢ In mid-September, we sold nearly all ($417mm of $429mm) of our run-off auto loans at a price close to par (~$7mm pre-tax loss net of provision release), resulting in the successful acceleration of the exit of a non-core business line ➢ The transaction improved our CET1 Ratio by reducing risk-weighted assets and is expected to modestly enhance profitability moving forward as lower servicing expense will more than offset lost NIM ➢ We now expect ~$420mm of core, annualized NIE (ex. CDI amortization) in Q4’26 ➢ We had $15.2mm of provision release in Q3’26, with $3.2mm related to the sale of our run-off auto loans. The other $12.0mm of negative provision was primarily due to lower expected loss rates on multifamily and CRE loans ➢ We recorded a $5.1mm gain on other equity investments and an additional $2.9mm in bargain purchase gain from the HomeStreet merger (tax-related). We also had $0.6mm of merger-related expenses ➢ Core Net Income grew to $60.6mm from $59.0mm quarter-over-quarter, as expense efficiencies more than offset modest NIM compression from deposit cost increases and the sale of our run-off auto loans ➢ Deposit pressures will persist in this elevated interest rate environment and we expect a relatively flat near-term NIM as we expect to absorb three additional Fed Funds rate increases over the next twelve months. Long-run, we continue to have NIM tailwinds as legacy low-yielding earning assets cash flow and are re-invested at much higher market rates ➢ We have substantial excess capital and expect to pay a ~$100mm dividend, or ~$0.43 per share (Class A), in Q4, subject to Board and regulatory approval. If approved, we will have paid ~$400mm, or ~$1.78 per share (Class A) in dividends to investors in 2026 ➢ We expect a ~17% ROATCE and ~1.2% ROAA in 2027 with a long-run ROATCE target of 18%+ ➢ 2027E Dividend Yield of ~8%

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Key Stats vs. $10–100bn public U.S. banks Mechanics Bancorp Overview Source: S&P Global Market Intelligence; Note: Projections per Mechanics management; Financial data as of September 30, 2026, unless otherwise specified; market data as of 10/19/2026 1 Includes banks headquartered in California, Oregon and Washington with less than $250bn in total assets CoD: 1.33% U.S. banks: 1.78% #13 of 81 NIB: 35% U.S. banks: 25% #5 of 81 Dividend yield: ~8% U.S. banks: 3% #1 of 81 ROATCE: ~17% U.S. banks: 14.6% #12 of 81 As of MRQ: CET1: 14.7% U.S. banks: 12.2% #12 of 81 RWA / assets: 57% U.S. banks: 78% #2 of 81 $20.9bn Total assets 166 Branches #4 / #4 CA / West Coast market share by deposits1 Mechanics Bancorp Overview 6 As of MRQ: As of MRQ: As of MRQ: 2027E: 2027E: San Francisco Oakland 880 680 680 90 5 5 Santa Barbara Bakersfield CA OR WA 8 10 40 15 5 5 90 82 182 84 105 405 210 Palm Springs San Diego Los Angeles Santa Maria Santa Barbara Bakersfield Fresno Salinas San Francisco Sacramento Yuba City Chico Redding Seattle Seattle Everett Tacoma Olympia Vancouver Portland 705 Hilo Legend Mechanics (166) HI Honolulu 15% 40% 32% 7% $13.0bn CRE C&I 1-4 Family Cons. / Other 35% 47% 7% 10% $18.0bn Noninterest- bearing Interest-bearing transaction Savings Time Loans Multifamily C&D Deposits 3% 3%

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Low-Cost Deposits Deliver Superior Returns Despite Low-Risk Assets 7 Low-cost deposits, clean credit and enterprise efficiency drives market-leading risk-adjusted returns 57% RWA / Assets of $10–100bn U.S. public banks Cost of Deposits of $10–100bn U.S. public banks Rank: #2 of 81 LOW-RISK ASSET STRATEGY LOW-COST DEPOSIT BASE 1.33% Rank: #13 of 81 17% 2027E ROATCE of $10–100bn U.S. public banks Rank: #12 of 81 SUPERIOR PROFITABILITY 8% 2027E Dividend Yield of $10–100bn U.S. public banks Rank: #1 of 81 MARKET-LEADING DIVIDEND YIELD Source: S&P Global Market Intelligence Note: Projections per Mechanics Management; Financial data as of most recent quarter available; market data as of 10/19/2026

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Premier community bank in attractive West Coast markets (#4 CA and #4 West Coast bank by deposits¹) Superior profitability (~17% 2027E ROATCE) despite low-risk assets (57% RWA / Assets) Simple and efficient business model – straightforward asset strategy powered by great deposits Core-funded franchise with an exceptional track record of credit outperformance Strongly capitalized and highly liquid balance sheet Capital efficient with market-leading dividend yield (2027E dividend yield of ~8%) Strong alignment between public investors and Ford Financial Fund (74% economic ownership) Experienced management team with strong operating and M&A backgrounds Compelling Investment Thesis ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Note: Projections per Mechanics management ¹ Includes banks headquartered in California, Oregon, and Washington with less than $250bn total assets 8

Third Quarter 2026 Financial Drivers 26 9

Net Interest Income & Margin Average Earning Assets and NIM Trends 1 Key Highlights 10 Average Earning Assets Mix Trend ($ in billions) ➢ Q3‘26 net interest income decreased $2.3 million, or 1.3%, to $174.9 million from $177.2 million for Q2‘26 ➢ Net interest margin decreased 7 bps during the third quarter, driven primarily by an 8 bps increase in the cost of deposits ➢ Q3’26 interest income included $11.4 million of discount accretion on the loans acquired in the HomeStreet acquisition (~$125 million of remaining discount on acquired HomeStreet loans at 9/30/2026) ➢ Dividend income, which includes dividends from FHLB stock, CRA and other investments, was $2.0 million in Q3’26, down from $3.2 million in Q2’26 * Investments includes Securities and FHLB stock and other investments 1 Prior period comparative disclosure for the third and fourth quarter of 2025 have been adjusted to reflect the impact of the adoption of ASU 2025-08 $17.2 $20.7 $20.1 $19.7 $19.5 3.33% 3.50% 3.61% 3.62% 3.55% Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Average Earning Assets NIM 64% 69% 70% 70% 69% 25% 25% 28% 28% 29% 11% 5% 3% 2% 2% Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Loans Investments Cash

Low-Yielding Legacy Earning Asset Re-Pricing 11 ➢ Legacy earning asset repricing remains a key driver of net interest income growth as ~$4.7 billion of low-yielding, COVID-era assets (weighted average roll-off yield of 3.25%) run off or reset and adjust to current market rates Notes: Management estimates based on contractual cash flows and internal asset-liability modeling prepay assumptions. Assumes static forward rate environment Q4 '26 2027 2028 2029 2030 2031 2032 2033 & Later Total Principal Cash Flows HTM Securities $25 $91 $92 $106 $244 $220 $79 $402 $1,258 SFR Loans 28 120 126 131 119 114 110 871 1,620 Multifamily Loans 127 448 466 304 201 133 135 8 1,823 Total Principal Cash Flows $180 $659 $684 $541 $564 $467 $324 $1,281 $4,701 Cumulative Principal Cash Flows 180 839 1,524 2,065 2,629 3,096 3,420 4,701 4,701 Cumulative Principal Cash Flows / Total 4% 18% 32% 44% 56% 66% 73% 100% 100% Roll-Off Yields HTM Securities 1.79% 1.74% 1.71% 1.67% 1.39% 1.59% 1.69% 1.71% 1.62% SFR Loans 3.66% 3.77% 3.81% 3.85% 3.86% 3.87% 3.88% 3.83% 3.83% Multifamily Loans 4.37% 3.75% 3.58% 3.87% 3.81% 3.96% 4.40% 4.94% 3.85% Total Roll-Off Yields 3.90% 3.48% 3.37% 3.44% 2.77% 2.82% 3.56% 3.17% 3.25% Replacement/Reset Yields Securities 6.10% 6.10% 6.10% 6.10% 6.10% 6.10% 6.10% 6.10% 6.10% SFR Loans 6.65% 6.75% 6.75% 6.75% 6.75% 6.75% 6.75% 6.75% 6.75% Multifamily Loans 6.46% 6.65% 6.65% 6.65% 6.65% 6.65% 6.65% 6.65% 6.64% Total Replacement Yields 6.44% 6.59% 6.59% 6.57% 6.43% 6.42% 6.55% 6.55% 6.53% Earnings Pickup Annual Run-Rate Pre-tax Income Pickup $4.6 $20.5 $22.1 $16.9 $20.7 $16.8 $9.7 $43.2 $154.4 Cumulative Annual Run-Rate Pre-tax Income Pickup $4.6 $25.1 $47.2 $64.1 $84.8 $101.5 $111.2 $154.4 $154.4 Tax Effect (@ 26.5%) 1.2 6.7 12.5 17.0 22.5 26.9 29.5 40.9 40.9 Cumulative Annual Run-Rate Net Income Pickup $3.4 $18.5 $34.7 $47.1 $62.3 $74.6 $81.7 $113.5 $113.5

Net Interest Income Analysis – Variable Assets / Deposits 12 ➢ Net interest income remains sensitive to changes in short-term interest rates, as we have ~$4.6 billion in greater balances of rate sensitive deposits than we do floating rate assets ➢ Our deposit beta was ~30% last Fed hiking cycle and we expect it to be modestly higher this time around Notes: Illustrative example based on management’s internal estimates of how variable assets and deposits will re-price based on changes to short- term interest rates. Rate sensitive deposits includes CDs. Floating rate loans reflect balances that amortize, mature, or re-price within the next 3 months As of 09/30/26 Rates Up and Down Monthly NII Increase / (Decrease) $ in thousands Balance Spot Rate Monthly Interest -50 bps -25 bps 0 bps +25 bps +50 bps -50 bps -25 bps 0 bps +25 bps +50 bps Fed Cash 400,341 3.90% 1,301 3.40% 3.65% 3.90% 4.15% 4.40% (167) (83) - 83 167 Floating Rate Securities 827,861 4.89% 3,371 4.39% 4.64% 4.89% 5.14% 5.39% (345) (172) - 172 345 Floating Rate Loans 2,654,207 5.80% 12,830 5.30% 5.55% 5.80% 6.05% 6.30% (1,106) (553) - 553 1,106 Total Floating Assets 3,882,409 5.41% 17,502 4.91% 5.16% 5.41% 5.66% 5.91% (1,618) (809) - 809 1,618 Rate Sensitive Deposits 8,522,147 2.87% 20,374 2.52% 2.69% 2.87% 3.04% 3.22% (2,487) (1,243) - 1,243 2,487 Non-Rate Sensitive Deposits 9,497,327 0.01% 57 0.01% 0.01% 0.01% 0.01% 0.01% - - - - - Total Deposits 18,019,474 1.36% 20,431 1.19% 1.28% 1.36% 1.44% 1.53% (2,487) (1,243) - 1,243 2,487 Monthly Net Interest Income - Increase / (Decrease) 869 435 - (435) (869) Annual Net Interest Income - Increase / (Decrease) 10,430 5,215 - (5,215) (10,430)

Non-Interest Income

Non-Interest Income Trend



($ in millions)
$109.8
$90.4
$19.4
$78.5
$55.1
$23.4
$21.0
$21.0
$23.8
$2.2
$21.6
$21.2
$(34.6)
$(13.4)
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26
Core Non-Interest Income
Non-Core Income

Core Non-Interest Income Mix [1]



33%
18%
4%
16%
30%
32%
18%
8%
15%
27%
29%
19%
9%
15%
29%
30%
19%
7%
16%
28%
29%
17%
8%
16%
30%
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26
Deposit Charges
Trust Fees
Servicing Income
ATM Network Fees
Other *

Key Highlights

- Q3’26 non-interest income decreased $37.2 million, or 157%, to a net loss of $13.4 million from income of $23.8 million in Q2’26
- Q3’26 included $34.6 million of non-recurring items:
  - ($32.3) million loss from AFS securities restructure
  - ($10.3) million loss on sale of auto loans
  - $5.1 million gain on other equity investments
  - $2.9 million bargain purchase gain adjustment in connection with HomeStreet acquisition
- Excluding non-core items, non-interest income decreased from $21.6 million to $21.2 million primarily due to lower ATM Network Fee Income (-$0.6 million) and Bankcard Royalty Income (-$0.4 million), partially offset by higher Bank Owned Life Insurance income ($0.4 million)
- Q3’25, Q4’25 and Q2’26 non-core income was $90.4, $55.1 and $2.2 million, respectively, which consisted mostly of bargain purchase gain related to the HomeStreet acquisition. The total bargain purchase gain was $148.3 million, which reflects a final adjustment of $2.9 million in Q3’26.

Mechanics

[1] Core non-interest income mix excludes non-core income
* Other includes income from bank-owned life insurance and other income

13

Non-Interest Expense

Non-Interest Expense Trend [1, 2]



($ in millions)
$163.3
$64.4
57.9%
$98.9
$129.5
$3.5
57.4%
$126.0
$130.4
$4.8
59.2%
$125.6
$124.5
$5.9
56.0%
$118.6
$114.2
$0.6
54.4%
$113.6
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26
Core NIE
Non-Core NIE
Core Efficiency Ratio

Core Non-Interest Expense Mix [3]



19%
4%
6%
17%
54%
17%
6%
5%
17%
54%
17%
6%
5%
18%
55%
17%
6%
6%
17%
53%
17%
6%
6%
18%
53%
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26
Salaries & Benefits
Professional Services
Other *
Occupancy & Equipment
Amortization of Intangibles

Key Highlights

- Q3’26 non-interest expense decreased $10.3 million, or 8.3%, to $114.2 million from $124.5 million in Q2’26
- Merger-related costs during Q3‘26 were $0.6 million compared to $5.9 million in Q2’26, primarily comprised of consulting and professional service fees
- Excluding merger-related costs, non-interest expense decreased $4.9 million during Q3’26 primarily due to staffing and core conversion synergies realized during the quarter
- Q3’26 Core Efficiency Ratio decreased to 54.4%, compared to 56.0% in Q2’26
- $427 million of annualized core non-interest expense in Q3’26 (excluding CDI amortization and non-core expense)
- $7.0 million of CDI amortization in Q3’26 (reduces GAAP net income but increases regulatory capital)

Mechanics

[1] Core Efficiency Ratio is a Non-GAAP measure. Refer to section “Non-GAAP Financial Measures and Reconciliations” in the back of this presentation
[2] Prior period comparative disclosure for the third and fourth quarter of 2025 have been adjusted to reflect the impact of the adoption of ASU 2025-08
[3] Core non-interest expense excludes merger related costs and other non-core expenses
* Other includes FDIC assessments and regulatory fees, data processing, loan-related, marketing and advertising, other real estate owned and other expense

14

Loan Portfolio Overview

Loan Balance and Yield Trends [1]

($ in billions)



14.6
11.0
5.08%
14.2
14.4
5.34%
13.9
14.0
5.25%
13.6
13.7
5.22%
13.0
13.4
5.18%
Q3 '25
Q4 '25
Q1 '26
Q2 '26
Q3 '26
Loans
Avg Loans
Loan Yield

Quarter-over-Quarter Loan Metrics [1]

($ in millions)	Q2 '26		Q3 '26	
	Balance	Avg Yield	Balance	Avg Yield
Loans HFS	5	6.07%	8	6.23%
Commercial and Industrial	440	7.08%	439	6.60%
Multifamily	5,223	4.95%	5,190	4.83%
CRE Non-Owner Occupied	1,615	5.04%	1,483	5.13%
CRE Owner Occupied	512	5.89%	493	5.74%
Construction and Land	361	6.87%	345	7.22%
SFR	3,560	4.63%	3,621	4.73%
HELOC	547	7.25%	550	7.21%
Auto	510	6.47%	10	6.59%
Life Insurance CSV-Backed	757	5.23%	837	5.34%
Other Consumer	50	7.29%	46	7.07%
Total Loans	**13,582**	**5.22%**	**13,021**	**5.18%**

Key Highlights

- Q3'26 loan interest income decreased $2.8 million, or 1.6%, to $175.4 million from $178.2 million in Q2'26
- Loan yields decreased 4 bps in Q3'26, driven by slightly lower purchase discount accretion
- Multifamily loan yield decreased by 12 bps due to lower discount accretion, lower contractual yields, and lower prepay/late fees, while SFR loan yield increased by 10 bps due to higher discount accretion and higher contractual yields
- C&I yields decreased due to lower discount accretion
- The Bank's CRE concentration ratio decreased to 340% in Q3'26 from 342% at the end of the Q2'26
- The Bank originated $568 million of loan commitments predominantly in SFR and Life Insurance CSV-Backed loans (Inclined – loans against the cash surrender value of whole life insurance policies)
- The Bank sold $429 million of loans during the quarter ($417 million of Auto and $13 million of SFR)

[1] Prior period comparative disclosure for the third and fourth quarter of 2025 have been adjusted to reflect the impact of the adoption of ASU 2025-08

Mechanics

15

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Granular, Low-Risk Commercial Lending with a Multifamily Focus ✓ Mechanics Bank’s commercial lending is highly granular and well-diversified across both collateral types and geography ✓ Focus on multifamily lending, with an emphasis on Southern California (53% of total multifamily) ▪ Average multifamily loan size of $4.0 million, with average LTV¹ of 55% and average DCR² of 1.54x ✓ Modest CRE concentrations in retail and office ▪ Average size of CRE retail and office loans are $3.1 and $1.9 million, respectively ▪ Average CRE retail LTV¹ of 47% and DCR² of 1.95x; average CRE office LTV¹ of 49% and DCR² of 1.73x ▪ CRE office decreased by $27 million, or 5%, in Q3’26 ✓ Total CRE3 of ~$7.2bn, with 72% in lower risk-profile multifamily loans ▪ CRE concentration of 340% as of September 30, 2026; 92% ex-multifamily ▪ Seven CRE office loans totaling $35 million in central business districts of Los Angeles, Oakland, San Francisco and Seattle ✓ Continued focus on reducing HomeStreet syndicated loans over time (~$142 million in UPB at 9/30/25, ~$64 million at 09/30/26) ✓ No loans to non-depository financial institutions (NDFI). Technology-related exposure <1% of C&I Portfolio ✓ Realized a ~$7 million net charge off on a Legacy HomeStreet syndicated C&I credit in Q4’25 (identified during due diligence and fully reserved for). Other Legacy HomeStreet Commercial NCO since merger totals ~$100K CRE composition: Q3’26C&I breakdown: Q3’26 CRE geography: Q3’26 16 Note: Financial data as of September 30, 2026; ¹ LTV defined as current loan balance divided by most recent appraisal; CRE LTV does not include multifamily; ² DCRs based on most recent review (origination in instances where loan is below review threshold); CRE DCRs exclude owner-user loans; 3 Total CRE excludes construction and land development; 4 No Industry <1% of balance Oregon, 5% Other4, 15% Retail, 6% Gov’t & Education, 5% Comm’l Serv, 2% Manufacture, 3% Utilities, 9% Real Estate Activities, 15% Equipment & Machinery, 5% Entertainment & Recreation, 7% Construction / Contractor, 20% Pharmaceuticals / Healthcare, 12% ~$0.4bn Multifamily, 72% Retail, 8% Office, 7% Industrial, 7% Special Purpose, 3% Hotel, 1% Mixed use, 1% ~$7.2bn Los Angeles, 33% Central Valley, 5% East Bay, 7% Central Coast, 7% San Diego, 5% Inland Empire, 6% South Bay, 5% North Bay, 3% Sacramento, 3% San Francisco, 2% Other States, 6% Orange, 4% Northern California, 2% ~$7.2bn Washington, 10%

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 High-Quality, Low-Risk Consumer Lending HELOC TrendSFR Trend 1 Life Insurance CSV-Backed Loan Trend 17 Note: Financial data as of September 30, 2026 1 SFR trend includes loans held for sale ✓ Mechanics Bank’s SFR Mortgage and HELOC lending efficiently generates high-quality, low-risk loans with strong risk-adjusted returns ✓ SFR product offerings include Agency, Government, Bond, Correspondent and Portfolio lending ✓ $4.1 billion SFR Servicing Portfolio for others that provides a stable revenue stream, especially in an elevated interest rate environment ✓ Recent on balance sheet SFR Portfolio lending focus is on Intermediate ARM loans to reduce interest rate risk ▪ SFR Portfolio product mix at 9/30/2026: 5/1 ARM (4%), 7/1 ARM (32%), 10/1 ARM (10%), 15-year fixed (3%), 30-year fixed (50%), Other (1%) ▪ 90% of 2026 year-to-date SFR Portfolio originations by dollar volume have been Intermediate ARMs, which will help reduce interest rate risk ✓ Key SFR Portfolio statistics ($3.6 billion outstanding at 9/30/2026 with 4.73% MRQ yield): ▪ Average FICO of 793, average loan size of $598 thousand, average LTV of 49%, geographic mix: 76% CA, 21% WA, 2% OR, 1% Other States ✓ Key HELOC Portfolio statistics ($550 million outstanding at 9/30/2026 with 7.21% MRQ yield): ▪ Average FICO of 786, average loan size of $77 thousand, geographic mix: 47% WA, 43% CA, 7% OR, 3% Other States ✓ Since 2020, Mechanics Bank has partnered with Inclined, a fast-growing financial technology company, to originate high-quality, low-risk floating rate loans secured by the cash surrender value (“CSV”) of whole life insurance policies ✓ Inclined has built an innovative technology platform that connects whole life policyowners with bank partners in a unique marketplace that maximizes efficiency, lowers barriers to access, improves the customer experience and fosters competitive rates for borrowers with attractive risk-adjusted returns for the bank partners ✓ We are Inclined’s first and largest bank partner with $837mm in drawn CSV-backed loans outstanding (47% utilization) and a small ownership stake in the company ✓ Zero net charge offs since program inception and no loans over 30-days past due; floating rate loans limit interest rate risk and help balance loan portfolio duration ✓ Key Life Insurance Policy Loans Portfolio statistics ($837 million outstanding at 9/30/2026 with 5.34% MRQ yield and nominal servicing expense): ▪ Average FICO of 774, average loan size of $141 thousand, geographic mix: 14% CA, 13% NY, 10% FL, 9% TX, 54% Other States $3,439 $3,474 $3,508 $3,566 $3,629 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 $497 $502 $514 $547 $550 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 $54 $199 $371 $599 $837 2022 2023 2024 2025 Q3 '26

Asset Quality NCOs / Average Loans Loan Loss Reserves / NPAs NPAs / Assets Loan Loss Reserves / Loans HFI 18 * Ratios are annualized 2.60x 2.96x 2.95x 2.57x 2.24x Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Loan Loss Reserves / NPAs 1.16% 1.08% 1.13% 1.12% 1.03% Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Loan Loss Reserves / Loans HFI 0.04% 0.23% 0.01% 0.04% 0.28% 0.15% 0.12% 0.09% 0.09% 0.32% 0.38% 0.12% 0.10% 0.13% Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Non-Auto NCOs / Avg Loans Auto NCOs / Avg Loans 0.26% 0.21% 0.23% 0.26% 0.28% 0.02% 0.02% 0.02% 0.02% 0.01% 0.29% 0.23% 0.25% 0.28% 0.28% Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Non-Auto NPAs / Assets Auto NPAs / Assets

Securities Portfolio Securities Balance and Yield Trends Quarter-over-Quarter Loan Metrics Key Highlights Quarte -over-Quarte Securities Metrics 19 ($ in billions) ($ in millions) ➢ Executed a $308 million securities restructure in Q3’26 to convert low-yielding AFS securities into current market-rate MBS • Resulted in a $32.3 million pre-tax loss, with an estimated earn-back period of 4-5 years ➢ Average yields increased from 3.97% in Q2’26 to 4.21% in Q3’26, primarily due to the partial-quarter impact of the AFS securities restructure ➢ Q3‘26 securities interest income increased $5.4mm, or 10.2%, to $58.5mm, due to higher yields and average balances ➢ The ending securities portfolio increased $145 million during the quarter 4.9 5.4 5.3 5.5 5.6 4.2 5.1 5.4 5.4 5.5 3.76% 3.86% 3.97% 3.97% 4.21% Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Securities Avg Securities Securities Yield Q2 '26 Q3 '26 Balance Avg Yield Balance Avg Yield Agency MBS/CMO 3,964 4.08% 4,239 4.34% Agency CMBS 664 2.62% 575 2.70% Municipals 476 4.21% 436 4.23% Corporates 45 6.58% 46 7.14% CLOs 231 5.08% 231 5.13% Treasuries 67 3.92% 66 4.17% Agency Debentures 6 5.23% 6 5.06% Total Securities 5,453 3.97% 5,598 4.21%

Deposits Overview Deposit Balance and Cost Trends Quarter-over-Quarter Loan Metrics Key Highlights Quarter-over-Quarter Deposit Metrics 20 ($ in billions) ($ in millions) ➢ Q3‘26 deposit interest expense increased $3.9 million, or 7%, to $60.5 million from $56.5 million for Q2’26 ➢ Cost of deposits increased 8 bps in Q3’26, driven primarily by higher average rates and a shift in mix ➢ Non-maturity deposits decreased $3.9 million in Q3’26, but the mix shifted into money market accounts ➢ Deposit balances decreased $70 million during the third quarter, with $66 million of the decline in time deposits ➢ Spot cost of deposits at 9/30/2026 was 1.36% (see next page for a detailed stratification) Q2 '26 Q3 '26 Balance Avg Cost Balance Avg Cost Noninterest-bearing Demand 6,421 - 6,298 - Savings 1,329 0.02% 1,305 0.03% Interest-bearing Demand 1,671 0.43% 1,619 0.42% Money Market 6,723 2.58% 6,918 2.68% Time Deposits 1,945 2.45% 1,879 2.51% Total Deposits 18,089 1.25% 18,019 1.33% 19.5 19.0 18.2 18.1 18.0 15.8 19.2 18.5 18.1 18.1 1.45% 1.43% 1.28% 1.25% 1.33% Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Deposits Avg Deposits Deposits Rate

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Mechanics Bank Deposit Stratification at 9/30/2026 21Note: Financial data as of September 30, 2026; ¹ Represents spot rate as of September 30, 2026 Mechanics Bank Deposits ($ in millions, except account data) Segment Number of Accounts Deposit Balance ($) Deposit Balance (%) Avg Account Size ($) Median Account Size ($) Relationship Weighted Age (yrs) Cost1 (%) Consumer 338,968 8,864 49% 26,149 2,737 20.2 1.31% Business 67,002 7,927 44% 118,316 11,159 16.5 1.21% Public 1,160 1,228 7% 1,058,869 28,043 28.6 2.65% Total 407,130 18,019$ 100% 44,260$ 3,448$ 19.1 1.36%

➢ Mechanics Bancorp’s capital ratios exceed minimums to be “well-capitalized” and meet all regulatory capital requirements and internal policy limits ➢ Available liquidity totaled approximately $15.8 billion at 9/30/26, a decrease of $0.1 billion relative to 6/30/26 Capital and Liquidity Update Capital Ratios Trend (%) 1 Quarter-over-Quarter Loan Metrics Key Highlights Av ilable Funding Capacity Trend 22 ($ in billions) 1 Regulatory capital ratios at September 30, 2026 are preliminary Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Excess Reserves at FRB 1.2 0.8 0.3 0.3 0.4 FHLB, FRB & Other borrowing lines 13.2 15.8 15.4 15.3 15.0 Other Unencumbered Securities 0.4 0.4 0.6 0.3 0.4 Total 14.8$ 17.0$ 16.3$ 15.9$ 15.8$ 10.3 8.7 8.7 8.7 8.7 13.4 14.1 13.9 14.4 14.7 15.6 16.3 16.2 16.7 17.0 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Tier 1 Leverage Tier 1 Risk-based Total Risk-based

Appendix 26 23

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Details on Mechanics Bank Standalone CRE Portfolio 24 Source: Mechanics Bank management; Note: Financial data as of September 30, 2026 1 LTV defined as current loan balance divided by most recent appraisal

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Details on Mechanics Bank Standalone CRE Portfolio (cont’d) 25 Source: Mechanics Bank management; Note: Financial data as of September 30, 2026

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Non-GAAP Financial Measures and Reconciliations 26 1 Estimated statutory tax rate of 27.25% 2 Ratios are annualized 3 Non-core adjustments and core net income reflect estimated FY 2026 book tax rate of 26.50% Return on Average Equity and Return on Average Tangible Equity ($ in thousands) Return on Average Equity and September 30, June 30, March 31, Return on Average Tangible Equity Ref 2026 2026 2026 Net Income (a) 45,992$ 57,701$ 44,090$ Add: intangibles amortization, net of tax 1 (b) 5,070 5,243 5,254 Net income, excluding the impact of intangible amortization, net of tax (c) 51,062$ 62,945$ 49,344$ Average shareholders' equity (d) 2,661,629$ 2,728,959$ 2,860,494$ Less: average goodwill and other intangible assets 938,086 978,184 1,052,479 Average tangible shareholders' equity (e) 1,723,543$ 1,750,775$ 1,808,015$ Return on average equity 2 (a)/(d) 6.9% 8.5% 6.3% Return on average tangible equity (non-GAAP) 2 (c)/(e) 11.8% 14.4% 11.1% Pre-tax income - as reported (f) 62,459$ 79,262$ 61,871$ Non-core provision (g) (15,183)$ (2,767)$ 6,530$ Non-core income (h) (34,603)$ 2,184$ -$ Non-core expense (i) 559 5,923 4,794 Core return on average tangible equity (non-GAAP) 2,3 ((f+g-h+i)*73.5%+b)/(e) 15.1% 14.7% 13.2% Quarter Ended

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Non-GAAP Financial Measures and Reconciliations (cont’d) 27 Efficiency Ratio and Core Efficiency Ratio (Non-GAAP) ($ in thousands) 1 Prior period comparative disclosures for the third and fourth quarter of 2025 have been adjusted to reflect the impact of the adoption of ASU 2025-08 2 Non-core expense reflects merger related expenses and other non-recurring items 3 Non-core non-interest income reflects bargain purchase gain and other non-recurring items September 30, June 30, March 31, December 31, September 30, Efficiency Ratio 1 Ref 2026 2026 2026 2025 2025 Noninterest expense (a) 114,192$ 124,474$ 130,427$ 129,510$ 163,329$ Less: intangibles amortization 6,969 7,207 7,222 7,480 4,251 Noninterest expense, excluding the impact of intangible amortization (b) 107,222$ 117,266$ 123,206$ 122,031$ 159,078$ Net interest income (c) 174,901 177,173 179,045 182,982 144,154 Noninterest income (d) (13,433) 23,796 21,020 78,520 109,779 Efficiency ratio (unadjusted) (a)/(c+d) 70.7% 61.9% 65.2% 49.5% 64.3% Efficiency ratio (non-GAAP) (b)/(c+d) 66.4% 58.4% 61.6% 46.7% 62.6% Non-core expense 2 (e) 559$ 5,923$ 4,794$ 3,506$ 64,385$ Non-core non-interest income 3 (f) (34,603) 2,184 - 55,097 90,363 Core Efficiency ratio (non-GAAP) (b-e)/(c+d-f) 54.4% 56.0% 59.2% 57.4% 57.9% Quarter Ended

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Non-GAAP Financial Measures and Reconciliations (cont’d) 28 1 Includes 11,144,480 Class A Shares issuable upon the conversion of 1,114,448 Class B Shares outstanding. Class B Shares also are treated as if such share had been converted into ten Class A Shares for purposes of calculating the economic rights of the Class B Shares, including upon liquidation of the Company or the declaration of dividends or distributions by the Company Book Value and Tangible Book Value Per Share ($ in thousands, except shares and per share data) As of September 30, June 30, March 31, Book Value and Tangible Book Value Per Share Ref 2026 2026 2026 Total shareholders’ equity (a) 2,567,486$ 2,689,931$ 2,791,392$ Less: goodwill and other intangible assets 934,241 941,211 1,048,574 Total tangible shareholders’ equity (b) 1,633,245$ 1,748,720$ 1,742,818$ Common shares outstanding-Class A and B (c) 221,474,752 221,425,469 221,400,590 Common shares outstanding-Class A 220,360,304 220,311,021 220,286,142 Common shares outstanding-Class B-adjusted 11,144,480 11,144,480 11,144,480 Shares outstanding at period end-adjusted 1 (d) 231,504,784 231,455,501 231,430,622 Book value per share (a)/(c) 11.59$ 12.15$ 12.61$ Tangible book value per share (non-GAAP) (b)/(d) 7.05$ 7.56$ 7.53$

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Non-GAAP Financial Measures and Reconciliations (cont’d) Common Equity Ratio and Tangible Common Equity Ratio 29 ($ in thousands) As of Common Equity Ratio and September 30, June 30, March 31, Tangible Common Equity Ratio Ref 2026 2026 2026 Total shareholders’ equity (a) 2,567,486$ 2,689,931$ 2,791,392$ Less: goodwill and other intangible assets 934,241 941,211 1,048,574 Total tangible shareholders’ equity (b) 1,633,245$ 1,748,720$ 1,742,818$ Total assets (c) 20,944,704$ 21,230,839$ 21,388,955$ Less: goodwill and other intangible assets 934,241 941,211 1,048,574 Total tangible assets (d) 20,010,462$ 20,289,628$ 20,340,382$ Common equity ratio (a)/(c) 12.26% 12.67% 13.05% Tangible common equity ratio (non-GAAP) (b)/(d) 8.16% 8.62% 8.57%

97 22 45 215 163 54 197 103 52 228 191 138 205 192 183 70 97 131 0 32 96 51 63 80 Non-GAAP Financial Measures and Reconciliations (cont’d) Core Net Income 30 ($ in thousands) 1 $15.2mm provision release 2 $34.6mm non-core net loss (refer to Non-Interest Income slide) 3 $0.6mm non-core expenses 4 Non-core adjustments and core net income reflect estimated FY 2026 book tax rate of 26.50% 5 Ratios are annualized As Non-Core Core Core Net Income Ref Reported Adjustments Net Income Net Interest Income before Provision 174,901$ -$ 174,901$ Provision / (Reversal of Provision) 1 (15,183) (15,183) - Net Interest Income After Provision 190,084 15,183 174,901 Non-Interest Income 2 (13,433) (34,603) 21,169 Non-Interest Expense 3 114,192 559 113,632 Pre-Tax Income 62,459 (19,979) 82,438 Taxes 4 16,468 21,846 Net Income (a) 45,992$ 60,592$ Add: intangibles amortization, net of tax 5,070 5,070 Net income, excluding the impact of intangible amortization, net of tax (b) 51,062 65,662 Average Assets (c) 21,162,078 21,162,078 Average tangible shareholders' equity (d) 1,723,543 1,723,543 Return on average assets 5 (a)/(c) 0.86% 1.14% Return on average tangible equity (non-GAAP) 5 (b)/(d) 11.8% 15.1% Quarter Ended September 30, 2026